UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-05557

Prospect Street® High Income Portfolio Inc.

(Exact name of Registrant as specified in charter)

13455 Noel Road, Suite 1300
Dallas, Texas 75240
(Address of principal executive offices)

James D. Dondero
Highland Capital Management, L.P.
13455 Noel Road, Suite 1300
Dallas, Texas 75240

Copies to:
Stuart H. Coleman, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(877) 532-2834

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2004

FORM N-CSR

Item 1. Reports to Stockholders.

Prospect Street High Income Portfolio, Inc.
13455 Noel Road, Suite 1300
Dallas, TX 75240

PHYMC-AR-1004

Prospect Street®

High Income Portfolio, Inc.

Annual Report

October 31, 2004

Contents

2	Letter to Shareholders
3	Portfolio Statistics
4	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Cash Flows
13	Statements of Changes in Net Assets
14	Financial Highlights
15	Information Regarding Senior Securities
16	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Directors and Officers Information
Code of Ethics
Section 302 Certifications
Section 906 Certifications

This report has been prepared for the information of shareholders of Prospect Street High Income Portfolio, Inc.

PROSPECT STREET® FUNDS

PRIVACY POLICY

        We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information

      We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information

      We may share the information we collect (described above) with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information

      We restrict access to nonpublic personal information about you to our employees who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Nonpublic Personal Information of Children

      You must be at least 18 years of age in order to submit information on our website or through other means, because we do not collect information (such as name, address, etc.) from persons under the age of 18.

December 3, 2004

Letter to Shareholders

Dear Shareholders:

      We are pleased to provide you with our report for the year ended October 31, 2004. On October 31, 2004, the net asset value of the Fund was $3.08 per share, as compared to $2.61 on October 31, 2003. On October 31, 2004, the closing market price of the Fund’s shares on the New York Stock Exchange was $3.24 per share, as compared to $2.96 on October 31, 2003. During the year ended October 31, 2004, the Fund distributed to common stock shareholders $0.33 per share, including potential returns of capital.

The Fund’s Investments:

   The total return on the Fund’s per share market price, assuming reinvestment of dividends, for the year ended October 31, 2004, including any potential returns of capital, was 21.61%. The total return on the Fund’s net assets, including any potential returns of capital, was 31.11% for the year ended October 31, 2004. The variation in total returns is attributable to the increase in the market price of the Fund’s shares of 9.46% relative to a increase in the net asset value of the Fund’s shares of 18.01% during the period.

Dividend Declaration:

   On November 12, 2004, the Board of Directors declared a dividend of $0.0275 per common share, payable on the last day of business for the month of November 2004.

Respectfully submitted,

James Dondero
President

Mark Okada
Executive Vice President

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Portfolio Statistics
October 31, 2004

Moody’s Ratings by Market Value

(As a percentage of total investments)

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Schedule of Investments
October 31, 2004

Fixed Income — 116.81%(a)

		Ratings

Principal			Standard &	Value
Amount	Description	Moody’s	Poor’s	(Note 1a)

	Canada — 11.67%
$9,814,599	Uniforet Inc 9.00% 3/15/2009^	NR	NR	$6,386,520
6,543,066	Uniforet Inc 7.50% 9/15/2008^ *	NR	NR	4,566,725

				10,953,245

	Total Investment — Canada			10,953,245

	Aerospace and Defense — 1.09%
1,000,000	Hawk Corp 8.75% 11/1/2014(b)	B2	B	1,027,500

				1,027,500

	Automobile — 1.13%
1,000,000	Tenneco Automotive Inc 11.63% 10/15/2009	B3	B-	1,062,500

				1,062,500

	Beverage, Food and Tobacco — 7.08%
1,000,000	Commonwealth Brands Inc 8.74% 4/15/2008(b)	B2	B-	1,050,000
2,000,000	Merisant Co 9.50% 7/15/2013(b)	B3	B-	1,860,000
750,000	National Beef Packing Co LLC 10.50% 8/1/2011	B2	B	768,750
2,000,000	New World Restaurant Group Inc 13.00% 7/1/2008	B3	CCC+	1,950,000
1,000,000	Pierre Foods Inc 9.88% 7/15/2012(b)	B3	B-	1,015,000

				6,643,750

	Broadcasting and Entertainment — 2.12%
2,000,000	CCO Holdings LLC 8.75% 11/15/2013	B3	CCC-	1,995,000

				1,995,000

	Buildings and Real Estate — 1.31%
1,500,000	AA/Ft Worth HQ Financial Trust 8.00% 10/5/2010(b)	NR	BBB-	1,231,320

				1,231,320

	Cable And Other Pay Television Services — 2.29%
1,000,000	Charter Communications Hldgs 10.75% 10/1/2009	Ca	CCC-	845,000
750,933	Innova S De R L 12.88% 4/1/2007	B2	B+	754,688
500,000	NTL Cable PLC 8.75% 4/15/2014(b)	B3	B-	551,250

				2,150,938

	Cargo Transport — 0.88%
890,000	Quality Distribution 9.00% 11/15/2010(b)	CAA3	CCC	828,813

				828,813

	Chemicals, Plastics and Rubber — 7.32%
2,000,000	Huntsman Advanced Materials LLC 11.00% 7/15/2010(b)	B2	B	2,310,000
2,000,000	Polyone Corp 8.88% 5/1/2012	B3	B+	2,135,000
2,000,000	Rhodia 8.88% 6/1/2011	CAA1	CCC+	1,870,000
500,000	Rockwood Specialties Group Inc 10.63% 5/15/2011	B3	B-	555,000

				6,870,000

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
October 31, 2004

Fixed Income (continued)

		Ratings

Principal			Standard &	Value
Amount	Description	Moody’s	Poor’s	(Note 1a)

	Containers, Packaging and Glass — 7.91%
$1,000,000	Consolidated Container Company LLC 0.00% 6/15/2009	B3	CCC	$815,000
2,000,000	Constar Intl Inc 11.00% 12/1/2012	CAA1	B	1,910,000
2,000,000	Pliant Corp 0.00% 6/15/2009	B3	B	1,780,000
1,000,000	Pliant Corp 13.00% 6/1/2010	Caa2	B-	932,500
1,000,000	Sea Containers Ltd 10.50% 5/15/2012	B3	B	1,031,250
1,000,000	Tekni Plex Inc 8.75% 11/15/2013(b)	CAA1	CCC	953,750

				7,422,500

	Diversified Natural Resources, Precious Metals and Minerals — 1.13%
1,000,000	Port Townsend Paper Corp 11.00% 4/15/2011	B3	B	1,065,000

				1,065,000

	Diversified/ Conglomerate Manufacturing — 1.70%
500,000	Jacuzzi Brands Inc 9.63% 7/1/2010	B3	B	562,500
1,000,000	Jostens Inc. 7.63% 10/1/2012(b)	B3	B-	1,035,000

				1,597,500

	Diversified/ Conglomerate Service — 2.15%
2,000,000	Hydrochemical Industrial Services Inc. 10.38% 8/1/2007	CAA1	B-	2,015,000

				2,015,000

	Electronics — 4.87%
2,000,000	Danka Business Sys PLC 11.00% 6/15/2010	B2	B+	2,100,000
1,486,000	Instron Corp 13.25% 9/15/2009	NR	CCC+	1,530,580
1,000,000	WII Components Inc 10.00% 2/15/2012	B2	B-	940,000

				4,570,580

	Farming and Agricultural — 0.58%
500,000	United Agri Products Inc 8.25% 12/15/2011(b)	B3	B-	540,000

				540,000

	Finance — 2.23%
2,000,000	H&E Equipment Services LLC 11.13% 6/15/2012	B3	B-	2,090,000

				2,090,000

	Healthcare, Education and Childcare — 4.51%
5,010,000	La Petite Academy Inc 10.00% 5/15/2008	CA	CC	4,233,450

				4,233,450

	Home and Office Furnishings, Housewares, and Durable Consumer — 2.62%
1,500,000	American Achievement Corp 8.25% 4/1/2012	B3	B-	1,578,750
2,000,000	O’Sullivan Industries 13.38% 10/15/2009	CA	CCC	880,000

				2,458,750

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
October 31, 2004

Fixed Income (continued)

		Ratings

Principal			Standard &	Value
Amount	Description	Moody’s	Poor’s	(Note 1a)

	Hotels, Motels, Inns, and Gaming — 6.23%
$1,000,000	Aztar Corp 7.88% 6/15/2014	Ba3	B+	$1,085,000
1,000,000	Boyd Gaming Corp 6.75% 4/15/2014	B1	B+	1,048,750
4,000,000	Epic Resorts LLC 13.00% 6/15/2005*	NR	NR	560,000
1,000,000	Majestic Star Casino LLC 9.50% 10/15/2010	B2	B	1,032,500
2,000,000	Windsor Woodmont Black Hawk 13.00% 3/15/2005*^	NR	NR	2,121,600

				5,847,850

	Leisure, Amusement, Entertainment — 0.66%
500,000	Vail Resorts Inc 6.75% 2/15/2014	B2	B	513,750
100,000	K2 Inc 7.38% 7/1/2014(b)	Ba3	BB	109,000

				622,750

	Machinery (Non-Agriculture, Non-Construction, Non-Electronic) — 1.64%
1,500,000	Alliance Laundry Systems LLC 9.63% 5/1/2008	B3	CCC+	1,537,500

				1,537,500

	Mining, Steel, Iron and Nonprecious Metals — 2.81%
1,500,000	IMCO Recycling Inc 10.38% 10/15/2010	B2	B-	1,672,500
1,000,000	United Rentals North America 7.75% 11/15/2013	B2	B+	967,500

				2,640,000

	Oil and Gas — 6.70%
1,000,000	Belden Blake Corp 8.75% 7/15/2012(b)	B3	B-	1,080,000
1,000,000	Harvest Operating Corp 7.88% 10/15/2011(b)	B3	B-	1,036,250
1,100,000	Markwest Energy Partner 6.88% 11/1/2014(b)	B1	B+	1,122,000
1,000,000	Pacific Energy 7.13% 6/15/2014	Ba2	BB	1,085,000
2,000,000	Tesoro Petroleum Corporation 7.47% 7/17/2012	NR	NR	1,970,000

				6,293,250

	Personal, Food and Miscellaneous Services — 0.00%
473,000	Outsourcing Services Group 9.00% 7/15/2009(b)^	Ca	CCC	—

				—

	Personal Transportation — 4.99%
999,507	Continental Airlines Inc 7.88% 7/2/2018	BA3	BBB	941,355
2,000,000	Continental Airlines Pass Thru 7.57% 12/1/2006	B3	B	1,429,479
3,000,000	Northwest Airlines Corp 9.88% 3/15/2007	CAA1	CCC+	2,310,000

				4,680,834

	Printing and Publishing — 1.23%
977,000	Dex Media West LLC 9.88% 8/15/2013	B2	B	1,155,303

				1,155,303

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
October 31, 2004

Fixed Income (continued)

		Ratings

Principal			Standard &	Value
Amount	Description	Moody’s	Poor’s	(Note 1a)

	Retail Stores — 4.88%
$1,000,000	Keystone Automotive Operations 9.75% 11/1/2013	B3	B-	$1,082,500
1,000,000	Jean Coutu Group PJC Inc 8.50% 8/1/2014(b)	B3	B	1,020,000
825,000	Mothers Work Inc 11.25% 8/1/2010	B3	B+	792,000
1,921,102	Wickes Inc 11.63% 7/29/2005^	NR	NR	1,690,570

				4,585,070

	Structured Finance Obligations — 0.00%
4,000,000	DLJ CBO 11.96% 4/15/2011*^	NR	NR	0

				0

	Telecommunications — 15.63%
4,000,000	BTI Telecom Corp 10.50% 9/15/2007^	NR	NR	2,000,000
500,000	Corning Inc 6.20% 3/15/2016	Ba2	BB+	500,803
2,000,000	Grande Communications Holdings 14.00% 4/1/2011	Caa2	CCC+	1,950,000
2,000,000	Knology Inc 12.00% 11/30/2009(b)	NR	NR	1,880,000
2,000,000	MCI Inc 7.74% 5/1/2014	NR	NR	1,927,500
1,000,000	Millicom Intl Cellular S A 10.00% 12/1/2013(b)	B3	B-	1,010,000
750,000	Primus Telecommunications Holding 8.00% 1/15/2014	B3	CCC	538,125
250,000	Rural Cellular Corp 8.25% 3/15/2012(b)	B2	B-	262,500
725,000	SBA Communications Corp 0.00% 12/15/2011	CAA1	CCC-	610,813
2,000,000	Triton PCS Inc 8.50% 6/1/2013	B2	CCC+	1,835,000
2,000,000	Ubiquitel Operating Co 9.88% 3/1/2011(b)	Caa1	CCC	2,165,000

				14,679,741

	Utilities — 9.46%
3,499,063	Elwood Energy 8.16% 7/5/2026	BA2	B+	3,709,006
1,000,000	Mission Energy Holding Co. 13.50% 7/15/2008	B3	CCC	1,267,500
1,500,000	NRG Energy Inc 8.00% 12/15/2013	B2	B+	1,651,875
2,000,000	Reliant Resources Inc 9.50% 7/15/2013	B1	B	2,250,000

				8,878,381

	Total Fixed Income (cost $112,450,239)			109,676,525

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
October 31, 2004

Common Stock — 21.06%

		Value
Units	Description	(Note 1a)

555,258	Altiva Financial Corp*	$2,221
2,012,580	American Banknote Corp*	261,635
812,070	ICO Global Communications Holding*	81,207
1,155,224	Motient Corp*	12,649,703
264,656	Neighborcare Inc*	6,783,133
17,410	Outsourcing Services Group^	—
303	Viatel Holding Bermuda Limited	288

	Total Common Stock (cost $28,187,262)	19,778,187

Preferred Stock — 0.00%

		Value
Units	Description	(Note 1a)

95,000	Commodore Separation Tech*	$950
1,962	O’Sullivan Industries*^	0

	Total Preferred Stock (cost $1,038,313)	950

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
October 31, 2004

Warrants — 0.33%

		Value
Units	Description	(Note 1a)

3,000	Epic Resorts Llc 6/15/2005*^ (b)	$0
13,500	ICO Global Communications Holding 8/1/2005	0
203,976	ICO Global Communications Holding 5/16/2006*	1,020
2,000	Loral Orion Network Systems Inc 1/15/2007*	20
57,276	Loral Space + Communications 12/27/2006*	572
2,259	New World Restaurant Group Inc 6/20/2006*	0
5,000	O’Sullivan Industries 10/15/2009*(b)	0
1,000	Windsor Woodmont Black Hawk 3/15/2010*^ (b)	0
183	WTS New World Restaurant 6/6/2006	0
5,000	Xm Satellite Radio Inc 3/3/2010*	305,000

	Total Warrants (cost $979,001)	306,612

	Total Common Stock, Preferred Stock, and Warrants (cost $30,204,576)	20,085,749

	Total Investments in Securities — 138.57% (cost $142,604,815)	129,762,274

	Other Assets Less Liabilities — 4.18%	4,131,454

	Preferred Stock — (42.75)%	(40,000,000)

	Net Assets Applicable to Common Stock — 100% (Note 9)	$93,893,728

(a)	Percentages are based on net assets applicable to common stock.

(b)	Rule 144A security — Private placement securities issued under Rule 144A are exempt from registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund and any resale by the Fund must be exempt transactions, normally to other qualified institutional investors. As October 31, 2004, the market value of these securities aggregated $22,087,383 or 23.52% of net assets applicable to common stock.

   “NR” denotes not rated.

*	Non income producing security company.

^	Fair value priced by the Board of Directors. See footnote 2.

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Statement of Assets and Liabilities
October 31, 2004

Assets:
Investments in securities at value ($142,604,815 at cost; see Schedule of Investments and Note 2)	$129,762,274
Cash	1,143,331
Interest receivable	2,760,609
Receivable for investments sold	1,307,625
Other	205,645

Total Assets	$135,179,484

Liabilities:
Payables:
Investment advisory, management and service fees payable	$99,024
Director fees payable	20,000
Payable for investments purchased	1,000,000
Other accounts payable	166,732

Total Liabilities	$1,285,756

Preferred Stock:
Preferred stock, $.01 par value ($40,000,000 liquidation preference) Authorized — 1,000,000 shares Issued and outstanding — 1,600 Series W shares	$40,000,000

Total Preferred Stock	$40,000,000

Net Assets Applicable to Common Stock:
Common stock, $.03 par value — Authorized — 100,000,000 shares Issued and outstanding — 30,475,971 shares	$914,279
Capital in excess of par value	279,363,354
Undistributed Net Investment Income	388,427
Accumulated net realized loss from security transactions	(173,929,791)
Net unrealized depreciation on investments	(12,842,541)

Net Assets Applicable to Common Stock	$93,893,728

Net asset value per common share outstanding	$3.08

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Statement of Operations
For the year ended October 31, 2004

Investment Income:
Interest income		$9,386,754
Accretion of bond discount		2,049,386
Miscellaneous income		300,584

Total Investment Income		$11,736,724

Expenses:
Investment advisory fees (Note 3)	$818,101
Custodian and transfer agent fees	118,266
Insurance expense	201,507
Legal fees	216,984
Professional fees	111,996
Director fees	120,630
Printing and postage expense	82,869
Preferred shares broker expense	101,504
Registration Fees	34,269
Miscellaneous expense	16,948

Total Expenses		$1,823,074

Net Investment Income		$9,913,650

Realized and unrealized gain/(loss) on investments:
Net realized loss on investments sold		$(17,709,289)
Net change in unrealized depreciation on investments (Note 2)		31,212,495

Net realized and unrealized gain/(loss) on Investments		$13,503,206

Distributions to Preferred Stockholders		$(539,232)

Net change in net assets resulting from operations		$22,877,624

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Statement of Cash Flows
For the year ended October 31, 2004

Cash Flows From Operating Activities:
Interest received	$9,193,030
Operating expenses paid	(2,048,989)
Preferred share distributions	(539,232)
Purchase of portfolio securities	(115,266,543)
Sales and maturities of portfolio securities	101,884,600

Net cash used in operating activities	$(6,777,134)

Cash Flows From Financing Activities:
Common stock distributions paid from net investment income	$(9,526,324)
Shares issued to common stockholders as part of new share issuance (Note 9)	5,125,445
Shares issued to common stockholders for reinvestment of dividends	1,301,467

Net cash used in financing activities	$(3,099,412)

Net change in cash	$(9,876,546)
Cash, beginning of year	11,019,877

Cash, end of year	$1,143,331

Reconciliation of net change in net assets resulting from operations to net cash used by operating activities:
Net change in net assets resulting from operations	$22,877,624
Change in interest receivable	(494,308)
Change in investments	(13,381,943)
Change in prepaids	(139,543)
Change in accrued expenses	(86,372)
Net realized loss on investments	17,709,289
Net change in unrealized depreciation on investments	(31,212,495)
Accretion of bond discount	(2,049,386)

Net cash used by operating activities	$(6,777,134)

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31,	October 31,
	2004	2003

From Operations:
Net investment income	$9,913,650	$10,478,534
Net realized loss on investments sold	(17,709,289)	(26,672,562)
Net change in unrealized depreciation on investments	31,212,495	49,363,349
Distributions to preferred stockholders	(539,232)	(587,590)

Net change in net assets resulting from operations	$22,877,624	$32,581,731

From Fund Share Transactions:
Shares issued to common stockholders as part of new share issuance (1,643,300 and 0, respectively)(Note 9)	$5,127,776	$0
Shares issued (431,059 and 548,724, respectively) to common stockholders for reinvestment of dividends	1,301,467	1,275,228

Net increase in net assets resulting from fund share transactions	$6,429,243	$1,275,228

From Distributions to Stockholders:
Common distributions from net investment income	$(9,526,324)	$(8,925,842)
Tax return of capital	0	0

Net decrease in net assets resulting from distributions	$(9,526,324)	$(8,925,842)

Total increase in net assets	$19,780,543	$24,931,117
Net Assets Applicable to Common Stock:
Beginning of year	74,113,185	49,182,068

End of year (including undistributed net investment income of $388,427 and $965,102, respectively)	$93,893,728	$74,113,185

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Financial Highlights
Selected per share data and ratios
For each share of common stock outstanding throughout the years presented

	For the Years Ended October 31,(b)

	2004	2003	2002		2001		2000

Net asset value, beginning of year	$2.61	$1.77	$3.12		$5.30		$6.98

Net investment income#	$0.35	$0.37	$0.46		$0.74		$1.12
Net realized and unrealized gain (loss) on
investments#	$0.47	$0.81	$(0.95)		$(1.96)		$(1.77)
Distributions to preferred stockholders	$(0.02)	$(0.02)	$(0.05	)(f)	$(0.07	)(f)	—

Total from investment operations	$0.80	$1.16	$(0.54)		$(1.29)		$(0.65)
Distributions:
Distributions from accumulated net investment income:
To common stockholders	$(0.33)	$(0.32)	$(0.42	)(e)	$(0.76	)(e)	$(1.03)
Distributions to common stockholders from paid in capital†	—	—	(0.39)		(0.14)		—

Total distributions	$(0.33)	$(0.32)	$(0.81)		$(0.90)		$(1.03)

Effect of common stock issue	$—	$—	$—		$0.06		—
Effect of related expenses from equity and rights Offerings	—	—	—		$(0.05)		—

Net asset value, end of year	$3.08	$2.61	$1.77		$3.12		$5.30

Per share market value, end of year	$3.24	$2.96	$2.02		$4.24		$5.69

Total investment return(c)	21.61%	66.45%	(42.19%	)	(9.82%	)	(8.31% )

Net assets, end of year(a)	$93,894	$74,113	$49,182		$86,048		$142,924

Ratio of operating expenses to average net assets, applicable to common stock(d)	2.18%	4.07%	3.22%		3.75%		4.46%
Ratio of net investment income to average net assets, applicable to common stock(d)	11.88%	16.60%	15.99%		20.06%		17.59%
Portfolio turnover rate	81.25%	111.35%	96.89%		73.63%		104.99%

(a)	Dollars in thousands
(b)	As of January 21, 2000, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, the Fund was advised by a different investment advisor.
(c)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of dividends, and does not contemplate any over distribution.
(d)	Ratios do not reflect the effect of dividend payments to preferred stockholders.
(e)	Presentation has been changed from prior financial reports filed by the Fund due to the reclassification of the distributions paid to common stockholders from net investment income to return of capital.
(f)	Presentation of distributions paid to preferred shareholders has been changed from prior financial reports filed by the Fund due to the reclassification from Distribution Section to Total from investment operations.

#	Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund’s rights offerings.
†	Taxes are calculated on a calendar year, where as this data is calculated on a fiscal year ended 10/31.

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Information Regarding Senior Securities

	As of October 31,

	2004	2003	2002	2001	2000

Total Amount Outstanding:
Indebtedness	$—	$—	$—	$—	$71,000,000
Preferred stock	40,000,000	40,000,000	56,500,000	75,000,000	—
Asset Coverage:
Per Indebtedness(a)	N/A	N/A	N/A	N/A	330%
Per preferred stock share(b)	334%	285%	187%	215%	N/A
Involuntary Liquidation Preference:
Per preferred stock share(c)	$25,000	$25,000	$25,000	$25,000	N/ A
Approximate Market Value:
Per note	N/A	N/A	N/A	N/A	N/A
Per preferred stock share	$25,000	$25,000	$25,000	$25,000	N/A

(a)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding.

(b)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.

(c)	Plus accumulated and unpaid dividends.

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004

(1)	Organization and Operations:
   Prospect Street High Income Portfolio, Inc. (the “Fund”) was organized as a corporation in the state of Maryland on May 13, 1988, and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   The Fund invests primarily in securities of fixed-maturity, corporate debt securities and redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

   See the Schedule of Investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2)	Significant Accounting Policies:

(a) Valuation of Investments
   Investments for which listed market quotations are readily available are stated at market value, which is determined by using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

   Other investments, which comprise the major portion of the Fund’s portfolio holdings, are primarily non-investment grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by Highland Capital Management, L.P. (“Highland,” or “Investment Advisor”) based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. For securities in which there is no independent price from a pricing service or from round-lot or institutional size trades, they are fair value priced in good faith by the Board of Directors.

   The fair value of restricted securities is determined by the Investment Advisor pursuant to procedures approved by the Board of Directors.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk
   Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk

   Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates decline and decrease when interest rates increase.

(b) Security Transactions and Related Investment Income
   Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis. It is the Fund’s policy to place securities on non-accrual status when collection of interest is doubtful.

(c) Federal Income Taxes
   It is the Fund’s policy to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Therefore, no Federal income tax provision is required. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund’s practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The accumulated capital losses available to offset future capital gains, if any, expire in the amounts indicated below on the following dates:

Carryover
Available	Expiration Date

$4,688,248	October 31, 2006
37,335,815	October 31, 2007
35,790,515	October 31, 2008
36,946,575	October 31, 2009
15,212,478	October 31, 2010
21,799,603	October 31, 2011
17,709,289	October 31, 2012

$169,482,523

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

   At October 31, 2004, the cost and related gross unrealized appreciation and depreciation and the components of distributable earnings on a tax basis are as follows:

Cost of Investments for tax purposes	$147,053,005

Gross investment unrealized appreciation for tax purposes	8,833,549
Gross investment unrealized depreciation for tax purposes	(26,124,280)

Net unrealized depreciation on investments for tax purposes	$(17,290,731)

Undistributed ordinary income	388,427

Accumulated capital losses	169,482,523

(d) Cash Flow Information
   The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(e) Cash and Cash Equivalents
   The company considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

(3)	Investment Advisory Agreement:
   Highland Capital Management, L.P. (“Highland,” or “Investment Advisor”) earned $818,101 in management fees for the year ended October 31, 2004. Management fees paid by the Fund to Highland were calculated at .65% (on an annual basis) of the average weekly net asset value, defined as total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and including the liquidation preference of any share of preferred stock and accrued and unpaid dividends on any shares of preferred stock up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000). On October 31, 2004, the fee payable to the investment advisor was $99,024, which is included in the accompanying statement of assets and liabilities.

(4)	Purchases and Sales of Securities:
   For the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated approximately $115,266,543 and $101,884,600, respectively. There were no purchases or sales of U.S. Government obligations for the year ended October 31, 2004.

   The Investment Advisor and its affiliates manage other accounts, including registered and private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Advisor to be equitable to the fund and such other accounts. The Investment Advisor also may aggregate orders to purchase and sell securities for the Fund and such

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

other accounts. Although the Investment Advisor believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(5)	Certain Transactions:
   Certain officers of the Investment Advisor serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

   Directors who are not officers or employees of the Investment Advisor receive fees of $10,000 per year plus $2,000 per Directors’ meeting attended, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meetings and $1,000 per conference call meeting. In addition, members of the Fund’s audit committee, which consists of certain of the Fund’s noninterested Directors, receive $1,000 per audit committee meeting attended, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meeting. For the year ended October 31, 2004, the Fund incurred Board of Directors fees and expenses of $120,630.

(6)	Dividends and Distributions:
   Distributions on common stock are declared based on annual projections of the Fund’s net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay monthly distributions to common shareholders. As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) allocated to common shareholders for income tax purposes. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the “Plan”) unless they elect to do otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for distributions, participants will be issued shares of common stock at the most recently determined net asset value, but in no event less than 95% of the market price, and when the net asset value of the common stock exceeds its market price, or if the Fund declares a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy the common stock in the open market for the participants’ accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

   For the year ended October 31, 2004, the tax character of distributions paid by the Fund were as follows:

Distributions from net investment income	$10,065,556
Distributions from paid in capital	0

$10,065,556

   For the year ended October 31, 2003, the tax character of distributions paid by the Fund were as follows:

Distributions from net investment income	$8,925,842
Distributions from paid in capital	0

$8,925,842

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

   The tax character of distributions paid during the fiscal year ended October 31, 2004 was identical to those distributions reported in the Statement of Changes in Net Assets. Additionally, as of October 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were identical to those reported in the Statement of Assets and Liabilities.

   The following is the history of the Fund’s calendar year distributions and their composition to common stockholders in calendar years 1999 through 2003.

	2003	2002	2001	2000	1999

Distributions to Shareholders	$0.31	$0.72	$0.90	$0.98	$1.25
Composition of Distributions*
Ordinary Income	100%	58%	77%	100%	100%
Return of Capital	0%	42%	23%	0%	0%
Capital Gains	0%	0%	0%	0%	0%

Total	100%	100%	100%	100%	100%

Ordinary Income	$0.31	$0.42	$0.70	$0.98	$1.25
Return of Capital	$—	$0.30	$0.20	$—	$—
Capital Gains	$—	$—	$—	$—	$—

Total	$0.31	$0.72	$0.90	$0.98	$1.25

*	Distributions and their composition may differ for stockholders who bought or sold shares mid-year.

(7)	Preferred Stock:
   On March 16, 2001, the Fund issued 3,000 shares each of Series W Auction Rate Cumulative “Preferred Shares” with $.01 par value, $25,000 liquidation preference, for a total issuance of $75,000,000. As of October 31, 2004, 1,600 Preferred Shares were outstanding. The Fund may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Significant provisions of Series W cumulative preferred shares follow.

Redemption
   Shares of preferred stock are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure a failure to meet certain asset coverages as defined in the prospectus or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Charter and applicable law, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the preferred stock.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

Dividends
   The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days are set out in a notice designating a special dividend period. Dividends are cumulative from the date the shares are first issued and will be paid out of legally available funds. At October 31, 2004 the rate on the Preferred Shares was 1.95%.

   In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.

Voting Rights

   The Fund’s Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on other matters as required under the Fund’s Charter, the 1940 Act and Maryland law.

Liquidation
   In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to common stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

(8)	Restricted Securities:

Name	Description	Acquisition Date	Cost of Security

AA/ Ft. Worth HQ Finance Trust	Bond	9/26/2003	$1,155,000
Belden and Blake	Bond	7/01/2004	1,000,000
Commonwealth Brands, Inc.	Bond	5/1/2003	1,000,000
Epic Resorts	Warrants	6/30/1998	—
Harvest Operating Corp.	Bond	10/07/2004	993,390
Hawk Corp.	Bond	10/25/2004	1,000,000
Huntsman Advanced Materials	Bond	6/23/2003	2,000,000
IMCO Recycling Inc.	Bond	10/29/04	250,000
Jean Coutu Group PJC Inc.	Bond	7/20/04 & 7/21/04	101,875
Jostens Inc.	Bond	9/23/2004	1,000,000
K2 Inc.	Bond	6/25/2004	1,000,000
Knology Inc.	Bond	7/07/2004	1,910,000
Markwest Energy Partners	Bond	10/19/04 & 10/20/04	2,008,750
Merisant Co.	Bond	4/22/2004	1,975,000
Millicom Int’l Cellular	Bond	11/19/2003	1,000,000
NTL Cable PLC	Bond	4/5/2004	500,000
O’Sullivan	Warrants	6/16/2000	88,381
Outsourcing Services Group	Bond	8/2/2004	473,000
Pierre Foods Inc.	Bond	10/22/2004	1,000,000
Quality Distribution	Bond	09/22/2004	854,400
Rural Cellular Corp.	Bond	3/17/2004	250,000
Tekni-Plex Incorporated	Bond	11/12/2003	1,000,000
Ubiquitel Operating Co.	Bond	5/11/2004	985,000
United Agri Products	Bond	12/11/2003	500,000
Windsor Woodmont	Warrants	5/1/2002	250

   The Fund’s acquisition and valuation policy described in footnotes 1, and 2(a) is applicable to restricted securities. Additionally, there are no rights to demand registration of the restricted securities.

(9)	New Share Issuance:
   Pursuant to a registration statement filed with the Securities and Exchange Commission on March 10, 2004, the Fund has registered 2,700,000 shares of the Fund’s common stock which may be issued and sold from time to time through B. Riley & Co., Inc., its designated agent. The common stock will be sold at-the-market through trading transactions on the New York Stock Exchange, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share of common stock plus any sales commission to be paid for the purchase of such shares. If the common stock price is at a discount to net asset value, shares will not be issued. For year ended October 31, 2004, the Fund issued 1,643,300 shares with total proceeds of $5,127,776.

(10)	Subsequent Events:
   On November 12, 2004, the Board of Directors declared a dividend of $0.0275 per common share, payable on the last business day for the month of November 2004.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

(11)	2004 Annual Shareholders Meeting (Unaudited):
   On May 21, 2004, the Fund held its Annual Meeting of Shareholders. The item for vote was the election of one Director on the Board. A quorum of the shares outstanding was present, and the votes passed with a majority of those shares. The results were as follows:

   Proposal — Election of Director

			Shares With
	Shares Voted	Percentage of	Authority	Percentage of
Name	For	Shares Voted	Withheld	Shares Voted

R. Joseph Dougherty (common vote)	25,365,704	88.85%	623,119	2.18%
R. Joseph Dougherty (preferred vote)	1,340	100.0%	0	0.0%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of Prospect Street High Income Portfolio, Inc.

      We have audited the accompanying statement of assets and liabilities of Prospect Street High Income Portfolio, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for years ended October 31, 2004 and 2003, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio, Inc. as of October 31, 2004, the results of its operations and cash flows for the year then ended, the statement of changes in net assets for the years ended October 31, 2004 and 2003, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas

December 8, 2004

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Directors and Officer Information (Unaudited)

   The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors and the Fund’s officers appointed by the Board of Directors. The tables below list the directors and officers of the Fund and their business addresses, principal occupations for the last five years, other directorships held by the Directors. For the purposes hereof, the term “Fund Complex” includes each of the independent companies advised by the Investment Advisor. The Statement of Additional Information includes additional information about Fund Directors and is available, without charge, upon request by calling (877) 532-2834.

Independent Directors: (Unaudited)

				Number of
				Funds in
				Fund
	Position(s)	Term of Office		Complex
Name, Birthdate and Address	Held with	and Length of	Principal Occupation(s) During Past	Overseen	Other Directorships
of Independent Director	Fund	Time Served	5 Years	By Director	Held by Director

Bryan Ward 901 Main Street Dallas, TX 75202 Age: 49	Director	Director since 2001; term expires in 2006	Since January 2002, Senior Manager of Accenture, LLP. From September 1998 to December 2001, he was Special Projects Advisor to Accenture, LLP. From March 1996 to August 1998, Mr. Ward was an independent oil & gas and real estate consultant.	6	None
Scott Kavanaugh 9 Old Ranch Road Laguna Niguel, CA 92677 Age: 43	Director	Director since 2003; term expires in 2005	Since March 2003, a Sales Representative at Round Hill Securities. From February 2003 to July 2003, a Executive at Provident Funding Mortgage Corporation. From January 2000 to February 2003 he was Executive Vice President, Director and Treasurer of Commercial Capital Bank. He was the Managing Principal and Chief Operating Officer of Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC, an investment banking firm, from April 1998 to February 2003.	6	Heritage Bank
James Leary 15851 N. Dallas Parkway Suite 500 Dallas, TX 75001 Age: 74	Director	Director since 2001; term expires in 2006	Since January 1999, a Managing Director of Benefit Capital Southwest, Inc., a financial consulting firm. From 1995 to December 1998, he was the Vice Chairman, Finance and a Director of Search Financial Services, Inc., a financial services firm.	6	Mr. Leary is a member of the Board of Capstone Asset Management Group of Mutual Funds.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Number of
Funds in
Fund
	Position(s)	Term of Office		Complex
Name, Birthdate and Address	Held with	and Length of	Principal Occupation(s) During Past	Overseen	Other Directorships
of Independent Director	Fund	Time Served	5 Years	By Director	Held by Director

	Director	Director since	Mr. Hui is the Assistant Provost for	6	None
Tim Hui 48 Willow Green Drive Churchville, PA 18966 Age: 55		2003; term expires in 2005	Educational Resources of Philadelphia Biblical University. Mr. Hui joined the University in September 1998 as the Director of Learning Resources. Prior to 1998, Mr. Hui practiced law, serving as managing partner, of Hui & Malik, Attorneys at Law.

Interested Directors:* (Unaudited)

Number of
Funds in
Fund
Name, Birthdate and	Position(s)	Term of Office		Complex
Address of	Held with	and Length of		Overseen	Other Directorships
Independent Director	Fund	Time Served	Principal Occupation(s) During Past 5 Years	By Director	Held by Director

Joseph Dougherty 13455 Noel Road Suite 1300 Dallas, TX 75240 Age: 32	Senior Vice- President and Director	Director since 2004; term expires in 2007	Mr. Dougherty is a Portfolio Manager of Highland Capital Management, L.P. Prior to 2000, Mr. Dougherty was Portfolio Analyst for Highland Capital Management, L.P. Mr. Dougherty is also Senior Vice-President of the Advisor	6	None

*	Mr. Dougherty is an “interested person” (as the term is defined in the Investment Company Act of 1940).

Officers: (Unaudited)

Name, Birthdate	Position(s)
and Address of	Held with	Term of Office and
Officer	Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

James Dondero 13455 Noel Road Suite 1300 Dallas, TX 75240 Age: 42	President	Officer since 2000	Mr. Dondero is President and Managing Partner of Highland Capital Management, L.P. Mr. Dondero is also President of the Funds in the Fund Complex.
Mark Okada 13455 Noel Road Suite 1300 Dallas, TX 75240 Age: 42	Executive Vice-President	Officer since 2000	Mr. Okada is Chief Investment Officer of Highland Capital Management, L.P. Mr. Okada is also Executive Vice-President of the Funds in the Fund Complex.
R. Joseph Dougherty 13455 Noel Road Suite 1300 Dallas, TX 75240 Age: 32	Senior Vice-President	Officer since 2000	Mr. Dougherty is a Portfolio Manager of Highland Capital Management, L.P. Prior to 2000, Mr. Dougherty was Portfolio Analyst for Highland Capital Management, L.P. Mr. Dougherty is also Senior Vice-President of the Funds in the Fund Complex.
M. Jason Blackburn 13455 Noel Road Suite 1300 Dallas, TX 75240 Age: 28	Secretary and Treasurer since March 2003	Officer since March 2003	Assistant Controller of the Adviser. From September 1999 to October 2001, he was an accountant for KPMG LLP. Previously, he attended the University of Texas at Austin.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Investment Advisor

Highland Capital Management, L.P.
13455 Noel Road,
Suite 1300
Dallas, TX 75240

Legal Advisor

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
JPMorgan Chase Tower, Suite 1600
Dallas, TX 75201

Transfer and Shareholders’ Servicing Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
www.amstock.com

Custodian

State Street Bank and Trust Company

Facts for Shareholders:

Prospect Street High Income Portfolio, Inc. is listed on the New York Stock Exchange under the symbol “PHY”. The Wall Street Journal and Wall Street Journal Online publish Friday’s closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron’s Market Week every Saturday. Our website is www.prospectstreet.net. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and the Fund’s proxy voting record for the most recent 12-month period ended June 30th, are available (1) without charge, by calling (877) 532-2834 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, beginning with the fiscal quarter ended July 31, 2004. The Fund’s Forms N-Q are available on the Commission’s website at http:/www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Questions Regarding Your Account: Please telephone American Stock Transfer & Trust Company at their toll free number 1-800-937-5449 Monday through Friday from 9:00 a.m. to 5:00 p.m. e.s.t.

Written Correspondence Regarding Your Account: Please mail all correspondence directly to Prospect Street High Income Portfolio, Inc., c/o American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269.

Item 2. Code of Ethics.

     The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

     The Registrant’s Board of Directors (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

     (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,000 in 2003 and $29,000 in 2004.

     (b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $14,900 in 2003 and $14,900 in 2004. These services consisted of review of quarterly regulatory filings.

     The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

     (c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,600 in 2003 and $4,600 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

     The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

     (d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $14,900 in 2003 and $14,900 in 2004. These services consisted of agreed-upon procedures related to compliance with rating agency guidelines for the Preferred Shares.

     The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

     Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2003 and $0 in 2004.

     Auditor Independence. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

     The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” as defined in the 1940 Act:

     Timothy K. Hui

     Scott F. Kavanaugh
     James F. Leary
     Bryan A. Ward

Item 6. Schedule of Investments.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Highland Capital Management, L.P. (“HCMLP”), to vote the Registrant’s proxies in accordance with HCMLP’s proxy voting guidelines and procedures. HCMLP has adopted proxy voting guidelines (the “Guidelines”) that provide as follows:

•	HCMLP votes proxies in respect of the Registrant’s securities in the Registrant’s best interests and without regard to the interests of HCMLP or any client of HCMLP.

•	Unless HCMLP’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decisions) or as otherwise provided below, HCMLP votes proxies in a manner consistent with the Guidelines.

•	To avoid material conflicts of interest, HCMLP applies the Guidelines in an objective and consistent manner across the Registrant’s accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For the Registrant, where a conflict of interest has been identified and the matter is not covered in the Guidelines, HCMLP will disclose the conflict and the Committee’s determination of the matter in which to vote to the Registrant’s Board.

•	HCMLP also may determine not to vote proxies in respect of securities of the Registrant if it determines it would be in the Registrant’s best interests not to vote.

     HCMLP’s Guidelines also address how it will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs. For example, HCMLP generally will:

•	Support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•	Support proposals seeking increased disclosure of executive compensation; and

•	Support management proposals to institute share repurchase plans in which all shareholders may participate on equal terms.

Item 8. Purchase of Equity Securities by Closed-End Affiliated Purchasers. Management Investment Companies and

     Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

     Not applicable.

Item 10. Controls and Procedures.

     (a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits.

     (a)(1) Code of ethics referred to in Item 2.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the 1940 Act.

     (a)(3) Not applicable.

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

By:	/s/ James D. Dondero

James D. Dondero
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James D. Dondero

James D. Dondero
Chief Executive Officer

Date: January 4, 2005

By:	/s/ M. Jason Blackburn

M. Jason Blackburn
Chief Financial Officer

Date: January 4, 2005

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the 1940 Act. (EX-99.906CERT)